SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2008


                               BWI Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-145471                   N/A
(State or Other Jurisdiction          (Commission               IRS Employer
      of Incorporation)               File Number)           Identification No.)

3915 - 61st Ave. S.E., Calgary, Alberta Canada                    T2C 1V5
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone number, including area code: (403) 255-2900

                             Gray Creek Mining Inc.
                           313 - 6688 Willington Ave.
                    Burnaby, British Columbia, Canada V5H 2V8
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As a result of the resignation of the Issuer's independent accountant on December 1, 2008, the Issuer changed its independent accountant from George Stewart, CPA, located at 2301 S. Jackson St., Ste. 101G, Seattle, Washington 98144, to HLB Cinnamon Jang Willoughby & Company, Chartered Accountants, located at Metrotower II, 900 - 4720 Kingway, Burnaby, British Columbia V5H 4N2. HLB Cinnamon Jang Willoughby & Company is a member of HLB International, a worldwide organization of accounting firms and business advisors, with offices in more than 100 countries.

The decision to change the Issuer's independent accountant from George Stewart to HLB Cinnamon Jang Willoughby & Company was approved by the Issuer's Board of Directors.

The report of George Stewart, CPA, on the financial statements of the registrant as of and for the years ended April 30, 2008 and 2007 did not contain an adverse opinion, or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.. During the periods ended April 30, 2008 and 2007 and the interim period from May 1, 2008 through the date of dismissal, the registrant did not have any disagreements with George Stewart, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Stewart, CPA, would have caused him to make a reference to the subject matter of the disagreements in connection with its reports.

Prior to engaging Cinammon Jang Willoughby & Company, Chartered Accountants , the registrant had not consulted Cinammon Jang Willoughby & Company, Chartered Accountants , regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

There was no controversy involved in this change. As previously reported, Gray Creek Mining, Inc. entered into an agreement which resulted in a change of control. The new company is using its auditors as stated above.

ITEM 5.03 CHANGE IN FISCAL YEAR

The Issuer is changing its Fiscal Year End Date from April 30 to March 31 effective immediately.

ITEM 9.01 EXHIBITS

Exhibit 16     George Stewart, CPA letter

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2008                      BWI Holdings, Inc.


                                            By: /s/ Jim Can
                                               ---------------------------------
                                               Jim Can
                                               Chief Executive Officer